UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number            811-21681
Guggenheim Enhanced Equity Income Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code:      (312) 827-0100
Date of fiscal year end:  December 31
Date of reporting period:  January 1, 2016 through June 30, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT GUGGENHEIM ENHANCED
EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	June 30, 2016

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended June 30, 2016.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.
For the six months ended June 30, 2016, the Fund provided a total return based on market price of 4.07% and a total return net of fees based on NAV of 3.66%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On June 30, 2016, the Fund’s closing market price of $7.50 per share represented a discount of 8.42% to its NAV of $8.19 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 12.8% based on the Fund’s closing market price of $7.50 as of June 30, 2016. Please see Note 2(d) on page 21 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, through investments in individual equity securities, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. The Fund utilizes leverage to seek to deliver a portfolio targeting similar risk exposure as the Standard & Poor’s 500® Index (the “S&P 500”) while presenting the potential benefit of greater income and a focus on capital appreciation.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 35 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 3

(Unaudited) continued	June 30, 2016

share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the six months ended June 30, 2016, we encourage you to read the Questions & Answers section of the report, which begins on page 5.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Enhanced Equity Income Fund
July 31, 2016

4 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	June 30, 2016

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer and Senior Managing Director; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Qi Yan, Managing Director and Portfolio Manager; and Daniel Cheeseman, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2016.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, through investments in individual equity securities, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver a portfolio targeting similar risk exposure as the Standard & Poor’s 500® Index (the “S&P 500”) while presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Currently GPIM seeks to obtain exposure to equity markets by investing primarily in ETFs. ETFs are selected for broadly based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility.
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, cover 100% of the equity holdings in its portfolio. The typical hedge ratio for the fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta of the portfolio resulting in a portfolio that is either over- or underexposed to broad market equities.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written. Any call options sold without an equivalent ETF underlying are collateralized with segregated assets.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. In connection with the Fund’s ability to write call options, the Fund earmarks or segregates cash or liquid securities or otherwise covers such transactions.
To a lesser extent, the Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (SEC).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund.
Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.
Please provide an overview of the economic and market environment during the six months ended June 30, 2016.
The first half of this year opened with downgrades of U.S. and global economic growth and a surge in recession fears, which triggered a bout of market volatility and negative returns. But a dovish pivot in Federal Reserve (Fed) communications in February helped spur a rally in crude oil and a reversal of dollar strength, as well as a rally in risk assets that lasted through the spring. Temporarily interrupting the rally were June’s poor non-farm payrolls report (38,000 U.S. jobs created in May) and the United Kingdom’s (UK’s) vote to leave the European Union (EU).
The surprising and disappointing jobs number led to a sharp fall in the 10-year U.S. Treasury yield as markets downgraded the probability of summer rate hikes. Indeed, the Federal Open Market Committee (FOMC) declined to raise rates in June. In late June, citizens in the UK voted to leave the European Union. This decision, nicknamed “Brexit,” prompted panic selling of risk assets in Europe, the UK, and emerging markets. In the U.S., there was also a sell-off in more speculative-grade credit and equities.

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

However, nerves settled in the last two days of the period, and markets appeared to bounce back, as global central banks promised to do everything in their power to maintain market stability and as it seemed that the political transition in the UK would move more quickly and smoothly than expected.
The period ended with the British pound at its weakest level against the U.S. dollar in over 20 years, and the 10-year Treasury note yielding 1.47 percent, down from 2.27 at the start of the period.
Brexit turmoil and the drop in Treasury yields was in spite of the rebound in U.S. economic growth over the period. The final reading of first-quarter Gross Domestic Product (GDP) was 0.8 percent (revised down in late July from 1.1 percent), with weakness likely due to residual seasonality effects. Consistent with previous years, growth accelerated as the year progressed, but not at the pace expected by most economists; in late July, the initial estimate of second-quarter real GDP was 1.2 percent, against an expected rate of above 2 percent, the lower figure due primarily to a fall in inventories.
While May’s payroll report was likely an aberration, a view confirmed by a strong June number, the trend rate of job growth should slow as we near full employment. An improving labor market, low borrowing costs, and rising household formation all point to continued improvement in the housing market, as evidenced by new home sales figures recently hitting eight-year highs.
We are entering a period of seasonal weakness combined with some continuing post-Brexit uncertainty and a growing focus on the upcoming U.S. elections. Despite this, falling rates will remain supportive of credit performance. Record-low U.S. government yields are likely to be dragged down by foreign retail and institutional investors, as central banks continue to plunge rates further into negative territory. This hunt for yield will act as a “QE4” and will spill over into supporting risk assets.
With inflation expectations troublingly low, and growth in Europe likely to slow, the Fed will be hard pressed to deliver two hikes in the balance of the year. We anticipate one rate hike this year, most likely in December, as the Fed remains cautious due to the asymmetry of risks near the zero lower bound. The rally in risk assets should remain intact through the third quarter of 2016, and monetary policy will ultimately create a positive backdrop for risk assets over the next two to three years.
How did the Fund perform for the six months ended June 30, 2016?
For the six months ended June 30, 2016, the Fund provided a total return based on market price of 4.07% and a total return net of fees based on NAV of 3.66%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
On June 30, 2016, the Fund’s closing market price of $7.50 per share represented a discount of 8.42% to its NAV of $8.19 per share. On December 31, 2015, the Fund’s closing market price of $7.68 per share represented a discount of 8.24% to its NAV of $8.37 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 12.8%

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

based on the Fund’s closing market price of $7.50 as of June 30, 2016. Please see Note 2(d) on page 21 for more information on distributions for the period.
What most influenced the Fund’s performance?
The first half of 2016 was marked by the sharp decline that occurred at the start of the year and ended in February as the S&P 500 fell 10.3%. The market quickly recovered by 15.9% only to sharply drop 5% in the two days following the Brexit vote. Consequently, market implied volatility as measured by the CBOE Volatility Index (VIX) quickly moved between higher and lower regimes. The VIX peaked at 32 intraday in January only to decline to the low level of 13 by Memorial Day.
GPM sells options (volatility) to capture their embedded richness. As rapidly declining markets tend to increase volatility, the Fund has a headwind in markets where risk suddenly shifts. As a result, GPM net underperformed the S&P 500 by 108 basis points through the February 11 market bottom.
The corresponding recovery and rapid decline in volatility was then a tailwind which led the strategy to outperform from Feb 11 to the day before Memorial Day (May 27th) by 92 basis points. The quick decline and rapid recovery from the Brexit had a neutral effect on the Fund. From the day before the Brexit vote to June 30, the Fund outperformed the market by 53 basis points.
Continued speculation of “helicopter money” has calmed markets subsequent to the Brexit vote, causing the market to rise to new all-time highs and volatility to plummet to the lowest level since August 2014 (after the period ended).
Sustained periods of volatility are beneficial to these strategies while rapidly changing market rise is a headwind. A persistently low volatility market from continued support of central banks would be expected to be positive contributing. However, a shift to a sustainable higher volatility market would also be a net positive, so long as the transition between low and high volatility is gradual.
Can you discuss the impact of leverage in the Fund?
Leverage was neutral to performance for the period, as the broad equity market was flat and premium income was diminished in an unattractive environment for volatility.
Leverage at the end of the period was about 33% of the Fund’s total managed assets. Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Our economic outlook remains positive, as the U.S. expansion continues. Further negative rates in Europe and Japan will continue to direct capital into the U.S. and thus push rates lower. This should support economic growth, in particular housing activity, and reduce the near-term risk for a recession in the U.S.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see “Borrowings” under Note 8 on page 27 for more information on the Fund’s credit facility agreement.

8 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	June 30, 2016

Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

FUND SUMMARY (Unaudited)	June 30, 2016

Fund Statistics
Share Price	$7.50
Net Asset Value	$8.19
Discount to NAV	-8.42%
Net Assets ($000)	$156,239

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JUNE 30, 2016[1]
	Six Month					Since
	(non-	One	Three	Five	Ten	Inception
	annualized)	Year	Year	Year	Year	(08/25/05)
Guggenheim Enhanced
Equity Income Fund
NAV	3.66%	3.51%	8.24%	7.84%	2.56%	2.51%
Market	4.07%	2.97%	6.23%	6.63%	3.75%	2.11%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
1Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.
Portfolio Breakdown	% of Net Assets
Exchange-Traded Funds	148.3%
Short Term Investments	3.4%
Options Written	-2.0%
Total Investments	149.7%
Other Assets & Liabilities, net	-49.7%
Net Assets	100.0%

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	June 30, 2016

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2015, 55.02% of the distributions were characterized as income and 44.98% of the distributions were characterized as return of capital. As of June 30, 2016, 68.51% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2016 will be reported to shareholders in January 2017.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited)	June 30, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS† – 148.3%
SPDR S&P 500 ETF Trust[1,2]	492,488	$103,191,011
iShares S&P 500 Growth ETF[2]	350,159	40,821,536
iShares S&P 500 Value ETF[2]	400,053	37,164,924
iShares Russell 2000 Index ETF[1,2]	220,318	25,329,960
PowerShares QQQ Trust Series 1[1,2]	233,719	25,134,141
Total Exchange-Traded Funds
(Cost $236,532,705)		231,641,572
SHORT TERM INVESTMENTS† – 3.4%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.16%[3]	5,312,304	5,312,304
Total Short Term Investments
(Cost $5,312,304)		5,312,304
Total Investments – 151.7%
(Cost $241,845,009)		$236,953,876

	Contracts
	(100 shares
	per Contract)	Value
OPTIONS WRITTEN† – (2.0)%
Call options on:
NASDAQ 100 Index Expiring July 2016 with strike price of $4,370.00*	114	$(876,660)
S&P 500 Index Expiring July 2016 with strike price of $2,070.00*	240	(913,200)
Russell 2000 Index Expiring July 2016 with strike price of $1,130.00*	439	(1,319,195)
Total Call Options		(3,109,055)
Total Options Written
(Premiums received $2,018,682)		(3,109,055)
Other Assets & Liabilities, net – (49.7)%		(77,605,517)
Total Net Assets – 100.0%		$156,239,304

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	Security represents cover for outstanding options written.
2	Security has been physically segregated as collateral for borrowings outstanding. As of June 30,2016, the total market value of segregated securities was $231,641,572.
3	Rate indicated is the 7-day yield as of June 30, 2016.

S&P	Standard & Poor’s

See notes to financial statements.

12 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2016

The following table summarizes the inputs used to value the Fund's investments at June 30, 2016 (See Note 4 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Description	Quoted Prices	Inputs	Inputs	Total
Assets
Exchange-Traded Funds	$231,641,572	$—	$—	$231,641,572
Short Term Investments	5,312,304	—	—	5,312,304
Total Assets	$236,953,876	$—	$—	$236,953,876
Liabilities
Options Written	$3,109,055	$—	$—	$3,109,055
Total Liabilities	$3,109,055	$—	$—	$3,109,055

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended June 30, 2016, there were no transfers between levels.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2016

ASSETS:
Investments, at value (cost $241,845,009)	$236,953,876
Receivables:
Dividends	611,017
Other assets	11,993
Total assets	237,576,886
LIABILITIES:
Borrowings	76,000,000
Options written, at value (Premiums received $2,018,682)	3,109,055
Interest payable on borrowings	3,814
Payable for:
Investments purchased	2,023,112
Investment advisory fees	153,386
Fund accounting fees	5,861
Administration fees	5,063
Other liabilities	37,291
Total liabilities	81,337,582
NET ASSETS	$156,239,304
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share;
unlimited number of shares authorized,
19,077,318 shares issued and outstanding	$190,773
Additional paid-in capital	185,433,336
Distributions in excess of net investment income	(8,576,195)
Accumulated net realized loss on investments	(14,827,104)
Net unrealized depreciation on investments	(5,981,506)
NET ASSETS	$156,239,304
Net asset value	$8.19

See notes to financial statements.

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	June 30, 2016
For the Six Months Ended June 30, 2016

INVESTMENT INCOME:
Dividends	$2,056,367
Total investment income	2,056,367
EXPENSES:
Investment advisory fees	1,022,482
Interest expense	360,447
Professional fees	46,970
Trustees' fees and expenses*	39,521
Fund accounting fees	31,959
Administration fees	30,181
Printing fees	22,868
Registration and filings	11,830
Transfer agent fees	9,329
Custodian fees	6,982
Insurance	6,414
Other expenses	75
Total expenses	1,589,058
Less:
Expenses waived by advisor	(113,609)
Net expenses	1,475,449
Net investment income	580,918
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(45,379)
Options written	2,347,959
Net realized gain	2,302,580
Net change in unrealized appreciation (depreciation) on:
Investments	4,733,513
Options written	(1,889,322)
Net change in unrealized appreciation (depreciation)	2,844,191
Net realized and unrealized gain	5,146,771
Net increase in net assets resulting from operations	$5,727,689

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2016

	Period Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$580,918	$1,179,429
Net realized gain on investments	2,302,580	9,707,322
Net change in unrealized appreciation (depreciation)
on investments	2,844,191	(8,144,404)
Net increase in net assets resulting from operations	5,727,689	2,742,347
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(9,157,113)	(10,075,669)
Return of capital	—	(8,238,556)
Total distributions to shareholders	$(9,157,113)	$(18,314,225)
Net decrease in net assets	(3,429,424)	(15,571,878)
NET ASSETS:
Beginning of period	159,668,728	175,240,606
End of period	$156,239,304	$159,668,728
Distributions in excess of net investment income at end of period	$(8,576,195)	$—

See notes to financial statements.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	June 30, 2016
For the Six Months Ended June 30, 2016

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$5,727,689
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(4,733,513)
Net change in unrealized (appreciation) depreciation on options written	1,889,322
Net realized loss on investments	45,379
Net realized gain on options written	(2,347,959)
Premiums received on options written	73,070,704
Cost of closed options written	(70,418,787)
Purchase of long-term investments	(17,311,137)
Proceeds from sale of long-term investments	28,112,316
Net purchase of short-term investments	(3,777,841)
Corporate actions and other payments	8,086
Decrease in dividends receivable	13,640
Decrease in investments sold receivable	142,086
Increase in other assets	(5,506)
Decrease in interest payable on borrowings	(80,324)
Increase in investments purchased payable	1,180,166
Decrease in investment advisory fees payable	(11,089)
Decrease in fund accounting fees payable	(310)
Decrease in administration fees payable	(322)
Decrease in trustees’ fees and expenses payable	(4,531)
Decrease in other liabilities	(55,673)
Net Cash Provided by Operating and Investing Activities	$11,442,396
Cash Flows From Financing Activities:
Distributions to common shareholders	(9,157,113)
Proceeds from borrowings	22,000,000
Payments made on borrowings	(26,000,000)
Net Cash Used in Financing Activities	(13,157,113)
Net decrease in cash	(1,714,717)
Cash at Beginning of Period	1,714,717
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$440,771

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

FINANCIAL HIGHLIGHTS	June 30, 2016

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of period	$8.37		$9.19	$9.47	$8.93	$9.27	$9.64
Income from investment operations:
Net investment income (loss)(a)	0.03		0.06	(0.06)	(0.05)	(0.11)	0.01
Net gain on investments (realized and unrealized)	0.27		0.08	0.74	1.55	0.73	0.58
Total from investment operations	0.30		0.14	0.68	1.50	0.62	0.59
Less distributions from:
Net investment income	(0.48)		(0.53)	(0.96)	(0.69)	(0.96)	(0.96)
Return of capital	—		(0.43)	—	(0.27)	—	—
Total distributions to shareholders	(0.48)		(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$8.19		$8.37	$9.19	$9.47	$8.93	$9.27
Market value, end of period	$7.50		$7.68	$8.64	$8.85	$8.20	$8.16
Total Return(b)
Net asset value	3.66%		1.71%	7.36%	17.60%	6.60%	6.78%
Market value	4.07%		0.28%	8.47%	20.27%	11.52%	(2.42)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$156,239		$159,669	$175,241	$180,499	$170,253	$176,668
Ratio to average net assets of:
Total expenses, including interest expense	2.07	%(f)	2.03%	1.83%	1.74%	1.87%	1.79%
Net expenses, including interest expense(c)(d)	1.93	%(f)	1.88%	1.69%	1.61%	1.73%	1.66%
Net investment income, including interest expense	0.76	%(f)	0.69%	(0.69)%	(0.52)%	(1.13)%	0.12%
Portfolio turnover rate	7%		358%	664%	610%	705%	405%

See notes to financial statements.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	June 30, 2016

	Period
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2015	2014	2013	2012	2011
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$76,000	$80,000	$85,000	$62,500	$62,000	$42,000
Asset Coverage per $1,000 of indebtedness(e)	$3,056	$2,996	$3,062	$3,888	$3,746	$5,206

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Excluding interest expense, the net operating expense ratios for the six months ended June 30, 2016 and the years ended December 31 would be:
June 30,
2016	2015	2014	2013	2012	2011
1.60%(f)	1.44%	1.35%	1.31%	1.38%	1.38%

(d) Net expense information reflects the expense ratios after expense waivers.
(e) Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f) Annualized.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2016

Note 1 – Organization:
Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily.
(c) Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the underlying security purchase or proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The Fund pays a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM, under supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:
Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.
Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.
As of June 30, 2016, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:
Cost of	Gross Tax	Gross Tax	Net Tax
Investments for	Unrealized	Unrealized	Unrealized
Tax Purposes	Appreciation	Depreciation	Depreciation
$ 242,121,896	$ —	$ (5,168,020)	$ (5,168,020)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.
As of December 31, 2015, (the most recent fiscal year end for federal income tax purposes), the tax components of accumulated earnings (excluding paid-in capital) on a tax basis were as follows:
Undistributed	Undistributed	Accumulated	Net
Ordinary	Long-Term	Capital and	Unrealized
Income	Capital Gains	Other Losses	Depreciation
$ —	$ —	$ (16,053,849)	$ (9,901,532)

For the year ended December 31, 2015, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

Distributions paid from:
Ordinary Income	$ 10,075,669
Return of capital	8,238,556
Total	$ 18,314,225

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2015, (the most recent fiscal year end for federal income tax purposes), capital loss carryforwards for the Fund was as follows:
Capital Loss	Capital Loss
Carryovers	Expires in
Utilized	2017
$ 8,896,240	$ 16,053,849

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding options written and short-term securities, were $17,311,137 and $28,112,316, respectively.
Note 7 – Derivatives:
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

The Fund may utilize derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Higher Investment Returns – the use of an instrument to seek to obtain increased investment returns.
(a) Options Written
The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund entered into written option contracts during the period ended June 30, 2016.
Details of the transactions were as follows:
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	821	$1,714,724
Options written, during the year	21,099	73,070,704
Options expired, during the year	–	–
Options closed, during the year	(21,127)	(72,766,746)
Options assigned, during the year	–	–
Options outstanding, end of year	793	$2,018,682

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2016.
Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Risk	N/A	$–	Options written,
			at value	$3,109,055

The following table presents the effect of derivatives instruments on the Statement of Operations for the period ended June 30, 2016.

Effect of Derivative Instruments on the Statement of Operations
	Amount of Net Realized	Net Change in Unrealized
Primary Risk Exposure	Gain on Derivatives	Depreciation on Derivatives
	Options Written	Options Written
Equity Risk	$ 2,347,959	$ (1,889,322)

Note 8 – Borrowings:
The Fund has entered into a $90,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of June 30, 2016, there was $76,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the period ended June 30, 2016, was $74,439,560 with a related average interest rate of 1.19%. The maximum amount outstanding during the period was $80,000,000. As of June 30, 2016, the market value of the securities segregated as collateral is $231,641,572.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2016

Note 9 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,077,318 shares issued and outstanding. Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
Beginning shares	19,077,318	19,077,318
Shares issued through dividend reinvestment	–	–
Ending shares	19,077,318	19,077,318

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2016

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.11% for the period ended June 30, 2016.
Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 6, 2016. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:
	# of Shares in Favor	# of Shares in Withheld
Robert B. Karn III	15,994,640	909,790
Maynard F. Oliverius	15,998,041	906,389
Ronald E. Toupin, Jr.	16,039,286	865,144

The other Trustees of the Fund not up for election in 2016 were Randall C. Barnes, Donald C. Cacciapaglia, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III and Ronald A. Nyberg.
Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:
Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2005	Current: Private Investor (2001-present).	100	Current: Trustee, Purpose
(1951)					Investments Funds (2014-
			Former: Senior Vice President and Treasurer,		present).
PepsiCo, Inc. (1993-1997); President, Pizza
Hut International (1991-1993); Senior Vice
President, Strategic Planning and New
Business Development, PepsiCo, Inc.
(1987-1990).
Donald A.	Trustee	Since 2014	Current: Business broker and manager of	96	Current: Midland Care, Inc.
Chubb, Jr.			commercial real estate, Griffith & Blair, Inc.		(2011-present).
(1946)			(1997-present).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

SUPPLEMENTAL INFORMATION (Unaudited) continued					June 30, 2016

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-	96	Current: Westar Energy, Inc.
(1946)			present).		(2004-present); CoreFirst Bank &
Trust (2000-present).
Roman Friedrich III	Trustee and	Since 2011	Current: Founder and Managing Partner,	96	Current: Zincore Metals, Inc.
(1946)	Chairman of		Roman Friedrich & Company (1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co.		Former: Axiom Gold and Silver
	Committee		LLC (2010-2011).		Corp. (2011-2012).
Robert B. Karn III	Trustee and	Since 2011	Current: Consultant (1998-present).	96	Current: Peabody Energy
(1942)	Chairman of				Company (2003-present); GP
	the Audit		Former: Arthur Andersen (1965-1997) and		Natural Resource Partners,
	Committee		Managing Partner, Financial and Economic		LLC (2002-present).
Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2005	Current: Partner, Momkus McCluskey Roberts,	102	Current: Edward-Elmhurst
(1953)	Chairman of		LLC (2016-present).		Healthcare System (2012-
	the Nominating				present).
	and Governance		Former: Partner, Nyberg & Cassioppi, LLC
	Committee		(2000-2016); Executive Vice President,
General Counsel, and Corporate Secretary,
Van Kampen Investments (1982-1999).
Maynard F.	Trustee	Since 2014	Current: Retired.	96	Current: Fort Hays State
Oliverius					University Foundation
(1943)			Former: President and CEO, Stormont-Vail		(1999-present); Stormont-
			HealthCare (1996-2012).		Vail Foundation (2013-
present); University of
Minnesota MHA Alumni
Philanthropy Committee
(2009-present).

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued					June 30, 2016

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2005	Current: Portfolio Consultant (2010-present).	99	Former: Bennett Group of
Toupin, Jr.	Chairman of				Funds (2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio
Manager, Nuveen Asset Management (1998-
1999); Vice President, Nuveen Investment
Advisory Corp. (1992-1999); Vice President and
Manager, Nuveen Unit Investment Trusts (1991-
1999); and Assistant Vice President and
Portfolio Manager, Nuveen Unit Investment
Trusts (1988-1999), each of John Nuveen & Co.,
Inc. (1982-1999).
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds	231	Current: Clear Spring Life
Cacciapaglia***	Chief Executive		in the Fund Complex (2012-present); Vice		Insurance Company (2015-
(1951)	Officer and		Chairman, Guggenheim Investments (2010-		present); Guggenheim
	Trustee		present).		Partners Japan, Ltd. (2014-
present); Delaware Life (2013-
			Former: Chairman and CEO, Channel Capital		present); Guggenheim Life and
			Group, Inc. (2002-2010).		Annuity Company (2011-
present); Paragon Life Insurance
Company of Indiana (2011-
present).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2017.
—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2018.
—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2019.
*** This Trustee is deemed to be an "interested person" of the Fund under the 1940 Act by reason of his position with the Funds' Adviser and/or the parent of the Adviser.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

SUPPLEMENTAL INFORMATION (Unaudited) continued			June 30, 2016

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length	Principal Occupations
and Year of Birth	with the Trust	of Time Served**	During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President,
(1966)	Treasurer		Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC
(2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors,
LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
Belden, III			Guggenheim Funds Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior
Catalucci	Officer		Managing Director, Guggenheim Investments (2012-present).
(1966)
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012);
Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-
2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates
(2010-2011).
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds
(1972)	Treasurer		in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued			June 30, 2016

Term of Office
Name, Address*	Position(s) held	and Length	Principal Occupations
and Year of Birth	with the Trust	of Time Served**	During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing
(1961)	Officer		Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
(1978)			Guggenheim Investments (2007-present).
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present).
(1969)	Treasurer
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President,
Megaris	Secretary		Guggenheim Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other
(1979)	Treasurer		funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-
2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration
Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other
(1974)	Treasurer		funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of
Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management
(2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley
Investment Management (2005-2009).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued			June 30, 2016

Term of Office
Name, Address*	Position(s) held	and Length	Principal Occupations
and Year of Birth	with the Trust	of Time Served**	During Past Five Years
Officers continued:
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex
(1955)	Officer, Chief		(2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
Officer and
	Treasurer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley
Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2016

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 35

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	June 30, 2016

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM)	June 30, 2016

Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.
Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 27, 2016 (the “April Meeting”) and on May 17, 2016 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 37

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2016

identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting which, among other things, addressed areas identified for discussion by the Independent Trustees and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).
The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the SubAdviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.
The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. The Committee also noted updates by Guggenheim to certain compliance programs, including with respect to Code of Ethics monitoring, and the implementation of additional forensic testing. The Committee took into consideration the settlement of a regulatory matter concerning GPIM and remedial steps taken in response by Guggenheim to enhance its organizational structure for compliance. In this connection, the Committee considered information

38 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2016

provided by Guggenheim regarding the findings of an independent compliance consultant retained to review GPIM’s compliance program and the consultant’s conclusion that the program is reasonably designed to prevent and detect violations of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (Thereafter, the Committee received the audited consolidated financial statements of GPIMH as supplemental information.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on August 25, 2005. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the five-year, threeyear and one-year periods ended December 31, 2015, noting that prior to June 22, 2010, the Fund employed a different strategy and investment sub-adviser. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that: (i) are sector, country or narrowly focused; and (ii) do not invest substantially all of their assets in U.S. large-capitalization stocks. The Committee considered that the foregoing methodology reflected a refinement to the process implemented by the Adviser (and reviewed by the Board) in the fall of 2015 and that the peer group of funds identified by such refined methodology is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting since the adjustment was implemented. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered Guggenheim’s statement that there are challenges associated with developing relevant peer groups for the Fund given the uniqueness of its investment strategies.
The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 39

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2016

considered the Fund’s structure and form of leverage, and among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2015, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2015 and annualized for the three-year and since-inception periods ended December 31, 2015.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee noted that although the Fund’s advisory fee and total net expense ratio (excluding interest expense) were the highest of its peer group, only one of the 15 other funds within the peer group of funds employs leverage. In this connection, the Committee took into account supplemental expense ratio information prepared by Guggenheim and setting forth, among other things, the total net expense ratio after waivers and excluding interest (leverage) expenses for the Fund and each of its peer group constituent funds. The Committee noted that, when presented in this manner, the Fund’s total net expense ratio (which reflects the Adviser’s agreement to waive 10 basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund) was below both the peer group average and median. In addition, the Committee noted that the Fund was the smallest in the peer group based on average assets under management and, in this connection, considered the impact of the size differential on the expense ratio related to fixed expenses.
The Committee compared the advisory fee paid by the Fund to the Adviser to the fees charged by the Adviser and/or the Sub-Adviser to other clients, including other funds (both registered investment companies and private funds) and separate accounts (“Other Clients”), that are considered to have similar investment strategies and policies as the Fund. In considering the fees charged to Other Clients and, in particular, to a private fund and a separately managed account with an enhanced equity investment strategy, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to private funds and separate accounts, including the additional resources and greater regulatory costs associated with the management of registered fund assets. The Committee also considered Guggenheim’s explanation that lower or no fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to the Fund were sufficiently different from those provided to Other Clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing the Other Clients with similar investment strategies to support the difference in fees.

40 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2016

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2015, ending assets under management as of December 31, 2015, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2014. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and reviewed a report from an independent accounting firm evaluating Guggenheim Investments’ approach to allocating costs and determining the profitability of Guggenheim Investments with respect to individual funds and the entire fund complex. In evaluating the costs of services provided and the profitability to Guggenheim Investments, based upon the profitability rate with respect to the Fund presented by Guggenheim Investments and the conclusion of the independent accounting firm that the methodology used for calculating such rate was reasonable, the Committee concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, currently receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services, as well as Guggenheim’s profitability from providing such services. The Committee also noted that another Guggenheim affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. In addition, the Committee noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted that to the extent the Fund’s assets increase over time (whether through periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 41

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2016

The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited financial statements of GPIM as supplemental information.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and gains, with a secondary objective of long-term capital appreciation.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time, noting that prior to June 22, 2010, the Fund employed a different strategy and investment sub-adviser. Although the Fund underperformed the median return of its peer group of funds on a net asset value basis for the five-year and three-year periods ended December 31, 2015 (ranking in the 87th and 67th percentiles, respectively), the return for the one-year period ended December 31, 2015 (ranking in the 47th percentile) exceeded the median return of its peer group of funds. In evaluating the Fund’s performance, the Committee also considered Guggenheim’s statement that performance in 2015 exceeded that of the S&P 500 benchmark and ranked in the middle of the Fund’s peer group, reflecting the investment strategy enhancements adopted in late 2014 to seek more stability in relative returns.
In addition, the Committee noted Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark versus that of the Fund’s peers.

42 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM ENHANCED EQUITY INCOME FUND (GPM) continued	June 30, 2016

After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance supported renewal of the Sub-Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees are paid by the Adviser and do not impact the fees paid by the Fund. The Committee also reviewed the total amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2015.
Economies of Scale: The Committee recognized that, because the SubAdviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement —Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Thereafter, on May 18, 2016, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements for an additional annual term.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 43

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FUND INFORMATION	June 30, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Accounting Agent and Administrator
Robert B. Karn III	Rydex Fund Services, LLC
Rockville, MD
Ronald A. Nyberg
Custodian
Maynard F. Oliverius	The Bank of New York Mellon
New York, NY
Ronald E. Toupin, Jr.,
Chairman	Legal Counsel
Skadden, Arps, Slate, Meagher
* Trustee is an “interested person” (as defined	& Flom LLP
in section 2(a)(19) of the 1940 Act)	New York, NY
(“Interested Trustee”) of the Trust because
of his position as the President and CEO of	Independent Registered Public
the Investment Adviser and the Investment	Accounting Firm
Sub-Adviser.	Ernst & Young LLP
McLean, VA
Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

46 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	June 30, 2016

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
●	If your shares are held in a Brokerage Account, contact your Broker.

●
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 47

ABOUT THE FUND MANAGERS
Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (08/16) NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GPM-SAR-0616

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) As of June 1, 2016, Qi Yan has been added as a Portfolio Manager of the registrant. Please see Qi Yan’s information below as required by paragraphs (a)(1) - (a)(4) of this Item 8.
(a)(1)  Guggenheim Partners Investment Management, LLC (“Guggenheim”) serves as the investment sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

Qi Yan shares primary responsibility for the management of the registrant’s portfolio and his information is provided as of June 30, 2016:

Name	Since	Professional Experience During the Last Five Years
Qi Yan	2016	Guggenheim Partners Investment Management, LLC, Managing Director

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following table summarizes information regarding each of the other accounts managed by Qi Yan as of June 30, 2016:

Qi Yan:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$368,087,073	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by Qi Yan as of June 30, 2016:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Qi Yan	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)   Not applicable.
(a)(2)   Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)   Not applicable.
(b)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Income Fund
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:  September 2, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Donald C. Cacciapaglia
Name: Donald C. Cacciapaglia
Title:   President and Chief Executive Officer
Date:   September 2, 2016
By:      /s/ John L. Sullivan
Name: John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   September 2, 2016